                          -----------------------------
                          -----------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event reported):
                                 August 26, 1997


                          PACIFIC PHARMACEUTICALS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                             ----------------------
                 (State or other jurisdiction of incorporation)

          0-14838                                        36-3258753
     ----------------------                     --------------------------
    (Commission File Number)               (IRS Employer Identification Number)


                               6730 Mesa Ridge Rd.
                                     Suite A
                           San Diego, California 92121
                    -----------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code:  (619) 550-3900
                                                            --------------

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Item 5.  Other Events.

News release (the "PTM News Release") dated August 26, 1997, announcing that the Company signed a five-year renewable distribution agreement with Steri-Oss, Inc. (the "Steri-Oss Agreement") to exclusively distribute the Periodontal Tissue Monitor ( the "PTM") in North America and other countries not covered by other distribution agreements. The PTM News Release filed as Exhibit 99.59 hereto, is hereby incorporated into this Report by reference. The Steri-Oss Agreement filed as Exhibit 10.55 hereto, is incorporated into this Report by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)     EXHIBITS.  The following exhibit accompanies this Report:

        Exhibit
        Number                     Exhibit Description
        ------                     -------------------

        10.55 Exclusive Distribution Agreement dated August 12, 1997 between Pacific Pharmaceuticals, Inc. and Steri-Oss, Inc. Portions of this Exhibit have been omitted pursuant to a request for confidential treatment.

        99.59 News release (the "PTM News Release") dated August 26, 1997, announcing that the Company signed a five-year renewable distribution agreement with Steri-Oss, Inc. (the "Steri-Oss Agreement") to exclusively distribute the Periodontal Tissue Monitor ( the "PTM") in North America and other countries not covered by other distribution agreements.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PACIFIC PHARMACEUTICALS, INC.


                                        By: /s/ James Hertzog
                                            --------------------------
                                        James Hertzog
Date: September 29, 1997                Controller-Principal Accounting Officer


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                                INDEX TO EXHIBITS




Exhibit                                                          Sequentially
Number                   Description of Exhibit                  Numbered Page
------                   ----------------------                  -------------

10.55          Exclusive Distribution Agreement dated
               August 12, 1997 between Pacific
               Pharmaceuticals, Inc. and Steri-Oss, Inc.
               Portions of this Exhibit have been omitted pursuant to a request for confidential treatment.

99.59 News release (the "PTM News Release") dated August 26, 1997, announcing that the Company signed a five-year renewable distribution agreement with Steri-Oss, Inc. (the "Steri-Oss Agreement") to exclusively distribute the Periodontal Tissue Monitor ( the "PTM") in North America and other countries not covered by other distribution agreements.



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